Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 75,102,649 Shares
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Supplement No. 5 dated June 7, 2019
to the
Prospectus dated October 26, 2018
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This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 26, 2018, as amended or supplemented (the "Prospectus"). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

You should carefully consider the "Risk Factors" beginning on page 35 of the Prospectus before you decide to invest.

COMPENSATION OF DEALER MANAGER AND SELECTED BROKER DEALERS

As of June 7, 2019, the dealer manager’s agreements with each of the subsidiary broker dealers of Advisory Group, Inc. (each, a “Specified Broker Dealer”), which altered the timing with which the dealer manager distributed re-allowed selling commissions to each Specified Broker Dealer, were terminated. The Specified Broker Dealers will continue to serve as selected broker dealers in connection with the Company’s offering of shares of common stock, but will receive re-allowed selling commissions at the time the selling commissions are received by the dealer manager.

As a result, the third paragraph under the subheading “Compensation of Dealer Manager and Selected Broker-Dealers” in the section of the Prospectus titled “Plan of Distribution” is hereby deleted.